Exhibit 99.1

         Fortune Brands Reports Record First Quarter Results;
              Company Delivers Double-Digit EPS Growth;
                 Strong Sales Growth for Major Brands

    LINCOLNSHIRE, Ill.--(BUSINESS WIRE)--April 22, 2005--

 Outlook for Continued Double-Digit Growth in EPS before Charges/Gains

    Fortune Brands, Inc. (NYSE:FO), a leading consumer brands company, today reported record results for the first quarter of 2005. Strong demand for the company's kitchen and bath cabinet brands, Moen faucets, Therma-Tru doors, Titleist golf balls, FootJoy golf shoes and Starbucks(TM) Coffee Liqueur helped drive Fortune Brands' growth in the quarter.
    "We are delighted Fortune Brands delivered such strong performance that grew significantly above our extraordinary results in the year-ago quarter," said Fortune Brands chairman and CEO Norm Wesley. "Despite challenging comparisons, we delivered double-digit growth in EPS and 5% sales growth - both achieving our long-term growth goals.
    "Consumer demand remains strong across categories," Wesley continued. "Sales for Moen, our cabinet brands and Therma-Tru all grew at a double-digit rate, benefiting from sustained share gains with major customers as well as strength in remodeling and new construction. New products drove strong sales growth for Titleist golf balls, FootJoy golf shoes, Cobra golf clubs, Master Lock security products and Kensington computer accessories. Starbucks(TM) Coffee Liqueur is off to an excellent start. Overall results in Spirits & Wine were moderated by challenging comparisons to our 16% spirits and wine sales growth in the year-ago quarter driven by previously disclosed distributor buy-in ahead of price increases. Even so, spirits and wine sales excluding foreign exchange and excise taxes grew 4%, reflecting a favorable mix shift to premium and super-premium products. In the second quarter, we expect reported spirits and wine sales to bounce back, and we also expect to benefit from the timing of new product launches in golf, as well."

    For the first quarter:

    -- Net income was $152.7 million, or $1.02 per diluted share, up 11% from $0.92 in the year-ago quarter. Excluding a net gain of $0.01 in the year- ago quarter, diluted EPS before charges/gains grew 12%.

    -- Net sales increased 5% to $1.79 billion. The net impact of acquisitions, excise taxes and foreign exchange was minimal.

    --  Operating income was $255.7 million, up 11%.

    --  Return on equity was 26.8%.

    --  Return on invested capital was 17.7%.

    Outlook for Continued Double-Digit Earnings Growth

    "As we look to the second quarter, we feel well positioned to continue driving strong earnings growth that achieves our long-term goals. We'll continue to benefit from our brand-building investments, new product innovations and industry-leading supply chains. For the second quarter, we're targeting diluted EPS before charges/gains to grow at a double-digit rate. For the full year, we're continuing to target double-digit growth in EPS before charges/gains, as well.
    "Let me also note that our free cash flow target remains in the $450-500 million range, and that's after dividends and capital expenditures and before the impact of the two previously announced transactions we expect to complete this year."
    The company added that its previously announced plan to spin-off to shareholders its ACCO World office products business and merge it with General Binding Corporation remains on track to occur this summer.
    "Fortune Brands is off to a strong start in a year in which we're making high-impact moves that even better position the company to deliver strong growth in the years ahead. With the spin-off of ACCO and the exciting potential acquisition of major spirits and wine brands we announced yesterday, we're sharpening our focus on our businesses with the strongest consumer brands. We look forward to completing these initiatives aimed at creating greater value for our shareholders."

    About Fortune Brands

    Fortune Brands, Inc. is a $7 billion leading consumer brands company. Its operating companies have premier brands and leading market positions in home and hardware products, spirits and wine, golf equipment and office products. Home and hardware brands include Moen faucets, Aristokraft, Schrock, Diamond and Omega cabinets, Therma-Tru door systems, Master Lock padlocks and Waterloo tool storage sold by units of Fortune Brands Home & Hardware, Inc. Major spirits and wine brands sold by units of Jim Beam Brands Worldwide, Inc. include Jim Beam and Knob Creek bourbons, DeKuyper cordials, Starbucks(TM) Coffee Liqueur, The Dalmore single malt Scotch, Vox vodka and Geyser Peak and Wild Horse wines. Acushnet Company's golf brands include Titleist, Cobra and FootJoy. Office brands include Swingline, Wilson Jones, Kensington and Day-Timer sold by units of ACCO World Corporation. Fortune Brands, headquartered in Lincolnshire, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index and the MSCI World Index.
    To receive company news releases by e-mail, please visit www.fortunebrands.com.

    Forward-Looking Statements

    This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof, and the company does not assume any obligation to update them. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, changes in commodity costs, returns on pension assets, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brands, increases in health care costs, the completion of the office products business spin-off, challenges in the integration of acquisitions and joint ventures, including the potential acquisition of certain spirits and wine brands, as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.
    This material is not a substitute for the registration statement ACCO and GBC will file with the Securities and Exchange Commission in connection with the transaction, or the proxy statement/prospectus-information statement to be mailed to stockholders. Investors are urged to read the proxy statement/prospectus-information statement which will contain important information, including detailed risk factors, when it becomes available. The proxy statement/prospectus-information statement and other documents which will be filed by Fortune Brands, ACCO and GBC with the Securities and Exchange Commission will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to ACCO World Corporation, 300 Tower Parkway, Lincolnshire, IL, 60069, Attention:
Investor Relations; or by directing a request when such a filing is made to General Binding Corporation, One GBC Plaza, Northbrook, IL, 60062, Attention: Investor Relations.

    Use of Non-GAAP Financial Information

    This press release includes earnings per share before charges/gains and free cash flow, measures not derived in accordance with generally accepted accounting principles ("GAAP"). These measures should not be considered in isolation as a substitute for any measure derived in accordance with GAAP, and may also be inconsistent with similar measures presented by other companies. Reconciliation of these measures to the most closely comparable GAAP measures, and reasons for the company's use of such measures, are presented in the attached pages.


                         FORTUNE BRANDS, INC.
                   CONSOLIDATED STATEMENT OF INCOME
                (In millions, except per share amounts)
                              (Unaudited)

                                        Three Months Ended March 31,
                                        ----------------------------
                                       2005       2004      % Change
                                     ---------------------------------

                                     ---------------------------------
Net Sales                             $1,793.0   $1,707.8         5.0
                                     ---------------------------------

  Cost of goods sold                   1,005.0      937.6         7.2

  Excise taxes on spirits and wine        64.8       78.5       (17.5)

  Advertising, selling, general
   and administrative expenses           458.6      442.8         3.6

  Amortization of intangibles              8.9       11.1       (19.8)

  Restructuring
   and restructuring-related items           -        8.2           -

                                     ---------------------------------
Operating Income                         255.7      229.6        11.4
                                     ---------------------------------

  Interest expense                        21.8       21.7         0.5

  Other (income) expense, net            (12.0)     (19.0)       36.8

  Income taxes                            88.0       82.5         6.7

  Minority interests                       5.2        4.7        10.6

                                     ---------------------------------
Net Income                               152.7      139.7         9.3
                                     ---------------------------------

Earnings Per Common Share
  Basic                                   1.05       0.95        10.5
  Diluted                                 1.02       0.92        10.9

Avg. Common Shares Outstanding
  Basic                                  144.8      146.3        (1.0)
  Diluted                                149.6      151.2        (1.1)

Actual Common Shares Outstanding
  Basic                                  145.1      146.1        (0.7)
  Diluted                                149.8      151.3        (1.0)



                         FORTUNE BRANDS, INC.
                (In millions, except per share amounts)
                              (Unaudited)

NET SALES AND OPERATING INCOME
------------------------------
                                        Three Months Ended March 31,
                                        ----------------------------
                                       2005       2004      % Change
                                     ---------------------------------
Net Sales
  Home and Hardware                     $902.5     $821.5         9.9
  Spirits and Wine                       272.7      276.5        (1.4)
  Golf                                   342.6      338.9         1.1
  Office                                 275.2      270.9         1.6
                                     ---------------------------------
Total                                 $1,793.0   $1,707.8         5.0
                                     ---------------------------------

Operating Income
  Home and Hardware                     $124.5     $113.7         9.5
  Spirits and Wine                        68.5       66.8         2.5
  Golf                                    56.7       51.0        11.2
  Office                                  24.7       16.0        54.4
  Corporate expenses                      18.7       17.9         4.5
                                     ---------------------------------
Total                                   $255.7     $229.6        11.4
                                     ---------------------------------

Operating Income Before Charges (a)
  Home and Hardware                     $124.5     $114.1         9.1
  Spirits and Wine                        68.5       66.8         2.5
  Golf                                    56.7       53.1         6.8
  Office                                  24.7       21.7        13.8
Less:
  Corporate expenses                      18.7       17.9         4.5
  Restructuring
   and restructuring-related items           -        8.2           -
                                     ---------------------------------
Operating Income                        $255.7     $229.6        11.4
                                     ---------------------------------

(a) Operating Income Before Charges is Operating Income derived in accordance with GAAP excluding any non-recurring items. There were no such items in the first quarter of 2005.

Operating Income Before Charges is a measure not derived in accordance with GAAP. Management uses this measure to determine the returns generated by our operating segments and to evaluate and identify cost-reduction initiatives. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.


FREE CASH FLOW
--------------
                                     2005 Full Year
                                     Targeted Range
                                     --------------
Free Cash Flow (b)                    $450 - 500
  Add :
  Net Capital Expenditures             225 - 250
  Dividends Paid                         190(i)
                                     --------------
Cash Flow From Operations             $865 - 940
                                     --------------

(b) Free Cash Flow is Cash Flow from Operations less net capital expenditures and dividends paid to stockholders. Free Cash Flow is a measure not derived in accordance with GAAP. Management believes that Free Cash Flow provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions, repay debt and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

(i) Assumes current dividend rate and basic shares outstanding on March 31, 2005.


EPS BEFORE CHARGES/GAINS
------------------------

EPS Before Charges/Gains is Net Income calculated on a per share basis excluding any non-recurring items. There were no such items in the first quarter of 2005.

EPS Before Charges/Gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the Company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.

                                        Three Months Ended March 31,
                                        ----------------------------
                                       2005       2004      % Change
                                     ---------------------------------

                                     ---------------------------------
Net Income Before Charges/Gains          152.7      137.4        11.1
                                     ---------------------------------

Earnings Per Common Share - Basic

    Net Income Before Charges/Gains       1.05       0.94        11.7
    Kentucky bourbon warehouse
     fire insurance proceeds                 -       0.05      (100.0)
    Restructuring
     and restructuring-related items         -      (0.04)      100.0

                                     ---------------------------------
  Net Income                              1.05       0.95        10.5
                                     ---------------------------------

Earnings Per Common Share - Diluted

    Net Income Before Charges/Gains       1.02       0.91        12.1
    Kentucky bourbon warehouse
     fire insurance proceeds                 -       0.05      (100.0)
    Restructuring
     and restructuring-related items         -      (0.04)      100.0

                                     ---------------------------------
  Net Income                              1.02       0.92        10.9
                                     ---------------------------------


RECONCILIATION OF 2005 EARNINGS GUIDANCE TO GAAP
------------------------------------------------

For the second quarter and the full year 2005, the Company expects EPS before charges/gains will grow at a double-digit rate. The Company is targeting GAAP EPS to be up strong double digits for the second quarter of 2005 and to be off modestly to up for the full year 2005. In 2004, the Company recorded non-recurring items of $.17 in the second quarter and a net gain of $.55 for the full year.

EPS Before Charges/Gains is Net Income calculated on a per share basis excluding any non-recurring items. EPS Before Charges/Gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the Company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.



                         FORTUNE BRANDS, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEET
                             (In millions)
                              (Unaudited)

                                                 March 31,  March 31,
                                                  2005        2004
                                                ----------------------

Assets
  Current assets
    Cash and cash equivalents                      $187.4      $152.1
    Accounts receivable, net                      1,114.9     1,048.9
    Inventories                                   1,130.6       967.7
    Other current assets                            313.6       276.7
                                                ----------------------
      Total current assets                        2,746.5     2,445.4

    Property, plant and equipment, net            1,379.7     1,347.9
    Intangibles resulting from
     business acquisitions, net                   3,346.0     3,345.5
    Other assets                                    504.3       460.9
                                                ----------------------

      Total assets                               $7,976.5    $7,599.7
                                                ----------------------

Liabilities and Stockholders' Equity
  Current liabilities
    Short-term debt                                $798.4      $648.4
    Current portion of long-term debt                 0.3       200.5
    Other current liabilities                     1,186.0     1,364.8
                                                ----------------------
      Total current liabilities                   1,984.7     2,213.7

  Long-term debt                                  1,237.4     1,245.0
  Other long-term liabilities                     1,027.8       978.2
  Minority interests                                372.7       369.7
                                                ----------------------
      Total liabilities                           4,622.6     4,806.6

  Stockholders' equity                            3,353.9     2,793.1
                                                ----------------------

      Total liabilities and stockholders'
       equity                                    $7,976.5    $7,599.7
                                                ----------------------

    CONTACT: Fortune Brands, Inc.
             Clarkson Hine (Media Relations), 847-484-4415 or
             Tony Diaz (Investor Relations), 847-484-4410